Exhibit 24.1

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK the true and lawful attorney-in-fact and agent of the undersigned to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever that said attorney-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Lydia H. Kennard
Lydia H. Kennard

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Andrew Langham
Andrew Langham

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 2, 2017.

/s/ Jon C. Madonna
Jon C. Madonna

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 8, 2017.

/s/ Courtney Mather
Courtney Mather

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Dustan E. McCoy
Dustan E. McCoy

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON the true and lawful attorney-in-fact and agent of the undersigned to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever that said attorney-in-fact may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Frances Fragos Townsend
Frances Fragos Townsend

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a member of the Board of Directors of Freeport-McMoRan Inc., a Delaware corporation (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with the Company’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint KATHLEEN L. QUIRK the true and lawful attorney-in-fact and agent of the undersigned to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with Freeport-McMoRan Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever that said attorney-in-fact and agent may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Richard C. Adkerson
Richard C. Adkerson

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with Freeport-McMoRan Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Michael J. Arnold
Michael J. Arnold

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with Freeport-McMoRan Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Douglas N. Currault II
Douglas N. Currault II

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in her capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON the true and lawful attorney-in-fact and agent of the undersigned to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with Freeport-McMoRan Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorney-in-fact and agent full power and authority to do and perform each and every act and thing whatsoever that said attorney-in-fact and agent may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorney-in-fact and agent may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ Kathleen L. Quirk
Kathleen L. Quirk

POWER OF ATTORNEY

BE IT KNOWN: That the undersigned, in his capacity or capacities as an officer and/or a manager of Freeport-McMoRan Oil & Gas LLC, a Delaware limited liability company (the “Company”), does hereby make, constitute and appoint RICHARD C. ADKERSON and KATHLEEN L. QUIRK, and each of them acting individually, the true and lawful attorneys-in-fact and agents of the undersigned with power to act without the other and with full power of substitution and resubstitution to execute, deliver, and file, for and on behalf of the undersigned and in the name of the undersigned and in the capacity or capacities of the undersigned as aforesaid, a Registration Statement of the Company on Form S-4, or on such other Form as may be determined to be applicable, relating to the registration under the Securities Act of 1933, as amended, of 6.125% senior notes due 2019, 6.50% senior notes due 2020, 6.625% senior notes due 2021, 6.75% senior notes due 2022, 6.875% senior notes due 2023 and related guarantees that may be issued in connection with Freeport-McMoRan Inc.’s exchange offer, and any and all amendments (including pre- or post-effective amendments) to such Registration Statement and any other document in support thereof or supplemental thereto, and the undersigned hereby grants to said attorneys-in-fact and agents and each of them full power and authority to do and perform each and every act and thing whatsoever that said attorneys-in-fact and agents may deem necessary or advisable to carry out fully the intent of the foregoing as the undersigned might or could do personally or in the capacity or capacities as aforesaid, hereby ratifying and confirming all acts and things that said attorneys-in-fact and agents may do or cause to be done by virtue of this Power of Attorney.

DATED: May 10, 2017.

/s/ C. Donald Whitmire, Jr.
C. Donald Whitmire, Jr.